SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
                               FORM 8-K
                       CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 25, 2007


                    NEW PARADIGM PRODUCTIONS, INC.
        (Exact Name of Registrant as Specified in Its Charter)

                                NEVADA
            (State or Other Jurisdiction of Incorporation)

             333-40790           87-0640467
(Commission File Number)        (IRS Employer Identification No.)

12890 HILLTOP ROAD, ARGYLE, TX 76226            84111
(Address of Principal Executive Offices)       (Zip Code)

(972) 233-0300
(Registrant's Telephone Number, Including Zip Code)

311 SOUTH STATE ST. #460, SALT LAKE CITY, UTAH
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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          ITEM 3.02 UNREGISTERED SALE OF SECURITIES

 New Paradigm Productions, Inc., a Nevada corporation (the "Company"), entered into a Stock Purchase Agreement with Halter Financial Investments, L.P., a Texas limited partnership ("Purchaser"), dated as of September 13, 2007 (the "Stock Purchase Agreement"), pursuant to which the Company agreed to sell Purchaser 1,005,200 unregistered post-reverse shares of the Company's common stock for $400,000. This agreement has now closed and all transactions and matters described therein have been consummated. The Company effectuated a 7.5 to 1 reverse stock split of its issued and outstanding shares of the common stock effective on September 25, 2007, but prior to the issuance of the shares to the Purchaser.

After giving effect to the reverse stock split, the Purchaser holds 1,005,200 shares or 87.5% of the 1,148,000 shares of the Company's common stock presently outstanding following the completion of all matters referred to above. As such, the Stock Purchase Agreement has resulted in a change of control of the Company.

The subject shares were sold to Purchaser without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption from such registration requirements provided by Section 4(2) of the Securities Act for transactions not involving any public offering. The shares were sold without general advertising or solicitation, the Purchaser acknowledged that it was purchasing "restricted securities" which had not been registered under the Securities Act and which were subject to certain restrictions on resale, and the certificate representing the shares was imprinted with a restricted stock legend indicating that the shares had not been registered and could not be resold without registration under the Securities Act or the availability of an exemption from the registration requirements thereof.


ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

After giving effect to the 7.5 to 1 reverse stock split which was effective with the opening of business on September 25, 2007, the Purchaser holds 1,005,200 shares or 87.5% of the 1,148,000 shares of the Company's common stock presently outstanding following the completion of all matters referred to above. As such, the Stock Purchase Agreement has resulted in a change of control of the Company.

The Purchaser, Halter Financial Investments, L.P. ("HFI") is a Texas limited partnership of which Halter Financial Investments GP, LLC, a Texas limited liability company is the sole general partner. The limited partners of HFI are: (i) TPH Capital, L.P., a Texas limited partnership of which TPH GP is the general partner and Timothy P. Halter is the sole member of TPH GP; (ii) Bellfield Capital, L.P., a Texas limited partnership of which Bellfield LLC is the sole general partner and David Brigante is the sole member of Bellfield LLC; (iii) Colhurst Capital LP, a Texas limited partnership of which Colhurst LLC is the general partner and George L. Diamond is the sole member of Colhurst Capital LLC; and (iv) Rivergreen LLC of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFI.


Richard Crimmins, as a designee of Purchaser, was elected as the sole director and as the President, CEO, CFO, COO and Secretary-Treasurer of the Company replacing Jody St. Clair effective September 25, 2007.

                   DIRECTORS AND EXECUTIVE OFFICERS

The following table sets certain information with regard to Richard Crimmins, the new executive officer and director of the Company. Mr. Crimmins was elected by the shareholders at the Annual Meeting to serve for term of one year, commencing on September 25, 2007.

     Name                Age            Title

Richard Crimmins         53             President,
                                        Secretary, Treasurer
                                        and Director

The term of office of each director is one year and until his or her successor is elected at the Company's annual shareholders' meeting and is qualified, subject to removal by the shareholders. The term of office for each officer is for one year and until his successor is elected at the annual meeting of the board of directors and is qualified, subject to removal by the board of directors.

Certain biographical information of Richard Crimmins is set forth below.

RICHARD CRIMMINS. Mr. Crimmins has spent over 25 years in the consumer products industry in various executive management positions. Mr. Crimmins served 15 years at Nu-kote International (formerly Unisys Office Products Group) where he held numerous management roles including Vice President Sales and Marketing. Mr. Crimmins has spent the last five years as an independent consultant in the technology services industry working with major retailers and warranty companies to secure national service contracts.


    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of September 25, 2007, the number of shares of the Company's common stock, par value $0.001, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company's common stock, and by each of the Company's officers and directors, and by all officers and directors as a Investments. On September 25, 2007, after giving effect to the issuance of shares to Purchaser pursuant to the Stock Purchase Agreement, the 7.5 to 1 reverse stock split and there were 1,148,800 shares of the Company's common stock issued and outstanding.

Title                                         Number of     Percent
of Class       Name                           Shares Owned  of Class

          PRINCIPAL SHAREHOLDERS
Common    Halter Financial Investments, L.P. (1)(2)(3)

                                              1,005,200     87.5%



          OFFICERS AND DIRECTORS
Common    Richard Crimmins                     -0-          -0- %

Common    All Officers and Directors           -0-          -0- %
          as a group (1 person)
_________________________________

 (1) Halter Financial Investments, L.P. ("HFI") is a Texas limited partnership of which Halter Financial Investments GP, LLC, a Texas limited liability company ("HFI GP"), is the sole general partner. The limited partners of HFI are: (i) TPH Capital, L.P., a Texas limited partnership of which TPH Capital GP, LLC, a Texas limited liability company ("TPH GP"), is the general partner and Timothy P. Halter is the sole member of TPH GP; (ii) Bellfield Capital, L.P., a Texas limited partnership of which Bellfield Capital Management, LLC, a Texas limited liability company ("Bellfield LLC"), is the sole general partner and David Brigante is the sole member of Bellfield LLC; (iii) Colhurst Capital LP, a Texas limited partnership of which Colhurst Capital GP, LLC, a Texas limited liability company ("Colhurst LLC"), is the general partner and George L. Diamond is the sole member of Colhurst LLC; and (iv) Rivergreen Capital, LLC, a Texas limited liability company ("Rivergreen LLC"), of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFI.

 (3) Halter Financial Investments, L.P. ("HFI") is a Texas limited partnership of which Halter Financial Investments GP, LLC, a Texas limited liability company is the sole general partner.
     The limited partners of HFI are: (i) TPH Capital, L.P., a Texas limited partnership of which TPH GP is the general partner and Richard Halter is the sole member of TPH GP; (ii) Bellfield Capital, L.P., a Texas limited partnership of which Bellfield LLC is the sole general partner and David Brigante is the sole member of Bellfield LLC; (iii) Colhurst Capital LP, a Texas limited partnership of which Colhurst LLC is the general partner and George L. Diamond is the sole member of Colhurst Capital LLC; and (iv) Rivergreen LLC of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFI.


ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF
DIRECTORS: APPOINTMENT OF PRINCIPAL OFFICERS

In connection with the sale of common stock as described herein, which resulted in a change in voting control of the registrant, Jody St. Clair resigned as the sole director and executive officer of the registrant and in anticipation of her resignation she appointed Richard Crimmins as the sole director and as President, Secretary-Treasurer, CEO, COO and CFO to fill the vacancies created by her resignations. In connection with the resignation of Ms. St. Clair she had no disagreements with the registrant regarding any matter.


ITEM 5.03    AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS

The Company filed an amendment to its articles of incorporation, effective September 25, 2007, to increase its authorized shares of common stock from 24,000,000 to 100,000,000 shares.


ITEM 8.01    OTHER EVENTS

The Stock Purchase Agreement also requires the Company's Board of Directors to declare and pay a special cash dividend of $0.364 per-split share to the current shareholders of the Company and that the Purchaser will not participate in such dividend. The proposed dividend will be payable to shareholders of record as of a date prior to the date the shares are issued to Purchaser under the Stock Purchase Agreement with a payment date subsequent to the date the required payment from Buyer under the Stock Purchase Agreement has been received. The dividend will be payable to the Company's current shareholders who hold 1,077,000 shares of its common stock which will result in a total dividend distribution of $392.028. The funds for the dividend will come from the $400,000 proceeds of the sale of common stock described herein.

The Stock Purchase Agreement has not resulted in any change in the status of the Company as a shell company and the Company will continue its search for business opportunities for acquisition or participation by the Company.

In connection with the reverse stock split the NASD assigned the new symbol "NPDP" to the registrant's common stock for purposes of trading on the OTCBB.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)  The following documents are included as exhibits to this report:

  Exhibit SEC Ref.
  No.     No.            Title of Document                    Location
  3.1     3          Certificate of Amendment to the
                     Articles                              This filing
                     of Incorporation
                     of the Company
                     dated September 25, 2007.









                              SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         New Paradigm Productions, Inc.

                              /s/Richard Crimmins
Date: September 25, 2007 By: __________________________________
                              Richard Crimmins,
                              President